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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 24, 2000


                           ALAMOSA PCS HOLDINGS, INC.
               (Exact name of registrant as specified in charter)


            Delaware                      5-58523               75-2843707
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                     Identification No.)

       5225 S. Loop 289
          Suite 120
        Lubbock, Texas                                            79424
(Address of principal executive                                 (Zip Code)
          offices)

       Registrant's telephone number, including area code: (806) 722-1100

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On October 24, 2000, Alamosa PCS Holdings, Inc., a Delaware corporation ("Alamosa"), announced that Washington Oregon Wireless, LLC ("WOW") launched advanced Sprint PCS service in seven markets in Washington and Oregon. Alamosa currently manages the WOW territory. On July 31, 2000, Alamosa entered into a definitive agreement with WOW to merge the WOW operations into Alamosa. A copy of the press release, dated October 24, 2000, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

     On October 31, 2000, Alamosa announced its earnings for the quarter ended September 30, 2000. A copy of the press release, dated October 31, 2000, is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     99.1      Press release dated October 24, 2000.

     99.2      Press release dated October 31, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ALAMOSA PCS HOLDINGS, INC.

Date: November 2, 2000
                                      By: /s/ DAVID E. SHARBUTT
                                          -------------------------------------
                                          Name:    David E. Sharbutt
                                          Title:   Chairman of the Board and
                                                   Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------

 99.1             Press release dated October 24, 2000.

 99.2             Press release dated October 31, 2000.